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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K, of Health Fitness Corporation (the "Company") for the period ended December 31, 2002, as amended by Amendment No. 1 thereto, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Jerry V. Noyce, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.   The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jerry V. Noyce
Jerry V. Noyce
Chief Executive Officer
Health Fitness Corporation
April 30, 2003

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